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                                                                EXHIBIT 10.50(b)

                                                              [LETTERHEAD OF ON]

                                November 19, 2002

Keith Jackson
5005 East McDowell Road
Phoenix, AZ 85008

Dear Keith:

This letter agreement is intended to clarify the Effective Date of your employment agreement with ON Semiconductor Corporation (the "Company"), dated November 10, 2002 (the "Employment Agreement"). All capitalized terms not defined in this Agreement shall have the definitions provided in the Employment Agreement.

Section 3 of the Employment Agreement is hereby amended to reflect the Effective Date of November 19,2002. All other terms and conditions of the Employment Agreement shall remain in full force and effect.

Please acknowledge your agreement with the foregoing by executing and returning a copy of this letter to me at your earliest convenience.

Very Truly Yours,

/s/ George H. Cave
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George H. Cave
General Counsel and Secretary

I hereby accept this Agreement and agree to all of its terms and conditions.

/s/ Keith Jackson
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Keith Jackson